PARTIAL TERMINATION, CONSENT AND CASH COLLATERAL AGREEMENT

        THIS PARTIAL TERMINATION, CONSENT AND CASH COLLATERAL AGREEMENT, dated as of October 21, 2003 (the “Agreement”), is by and among MIDWEST EXPRESS HOLDINGS, INC. (the “Borrower”), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent (the “Agent”).

RECITALS

        WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among the Borrower, the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) and the Agent, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated as of January 9, 2002, the Second Amendment to Senior Secured Revolving Credit Agreement dated as of June 28, 2002, the Third Amendment to Senior Secured Revolving Credit Agreement dated as of August 29, 2002, the Fourth Amendment to Senior Secured Revolving Credit Agreement dated as of September 30, 2002, the Fifth Amendment to Senior Secured Revolving Credit Agreement dated as of October 7, 2002, the Sixth Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of February 18, 2003, and the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of August 29, 2003 (as so amended, the “Credit Agreement”); and

        WHEREAS, the Borrower wishes to terminate the Credit Agreement except for certain provisions thereof as set forth below and obtain a release of the Agent’s liens on all of the Collateral except funds delivered by the Borrower to the Agent pursuant to Section 2.2(a) of the Credit Agreement and Article III of this Agreement (the “Cash Collateral”); and

        WHEREAS, to induce the Lenders and the Agent to enter into this Agreement the Borrower has made certain material representations and promises to the Lenders and the Agent as set forth herein; and

        WHEREAS, the Lenders and the Agent are willing to enter into this Agreement in reliance upon the material representations and promises made by the Borrower to the Lenders and the Agent, but only under the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION OF RECITALS

        1.1      Definitions. Capitalized terms used in this Agreement but not defined herein shall have the definitions assigned in the Credit Agreement.

        1.2      Recitals. Each of the Recitals set forth above is confirmed and adopted by the parties hereto as if set forth herein.

ARTICLE II

PARTIAL TERMINATION OF CREDIT AGREEMENT

        2.1      Partial Termination of Credit Agreement. Except as set forth in Section 2.2 of this Agreement, the Credit Agreement is terminated as of the date of this Agreement and each provision thereof is hereby cancelled and shall be of no further force or effect.

        2.2      Surviving Credit Agreement Provisions. Notwithstanding anything to the contrary in this Agreement, the Credit Agreement, any other Credit Document or any other agreement or document, the following provisions of the Credit Agreement are not terminated and shall continue in full force and effect: Sections 1.1, 1.2, 2.2(c), 2.2(d), 2.2(e), 2.4, 2.6, 3.4(a), 3.4(d), 3.5, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 6.1, 6.2, 9.1 through 9.10, 10.1, 10.2, 10.3, 10.5, 10.6, 10.7, 10.8, and 10.10 through 10.19.

ARTICLE III

CASH COLLATERAL

        3.1      Cash Collateral. Subject to Section 3.2 of this Agreement, the Borrower shall deliver to the Agent, prior to or contemporaneously with the execution of this Agreement, immediately available funds in an amount equal to $15,832,341.95, which funds shall be held by the Agent as Cash Collateral in the non-interest bearing account number 82380232617 to secure the Borrower’s obligations under the Credit Agreement and the LOC Documents, after giving effect to this Agreement, including without limitation under Sections 2.2(d) and 10.5 of the Credit Agreement. From time to time upon request of the Borrower, the Agent shall return to the Borrower that portion of the Cash Collateral that exceeds an amount equal to 102% of the LOC Obligations then remaining.

        3.2      Adjusted Cash Collateral Requirement. Upon the effectiveness of all of the following agreements: (a) that certain Standby Reimbursement Agreement between Milwaukee County, Wisconsin and U.S. Bank National Association, dated as of October 1, 2003, (b) that certain Amended and Restated Reimbursement Agreement between Midwest Airlines, Inc. and U.S. Bank National Association, dated as of October 1, 2003, and (c) that certain Amended and Restated Reimbursement Agreement between Skyway Airlines, Inc. and U.S. Bank National Association, dated as of October 1, 2003; then (i) the amount of the funds required initially to be delivered to the Agent as Cash Collateral pursuant to Section 3.1. of this Agreement shall be reduced to $1,118,531.87 or, if the Borrower’s initial delivery of funds to the Agent shall have occurred prior to the effectiveness of all of the agreements described in clauses (a), (b) and (c) of this paragraph, the Agent shall, without request by the Borrower or consent of the Required Lenders, return to the Borrower that portion of the Cash Collateral that exceeds an amount equal to 102% of the LOC Obligations then remaining, after giving effect to the provision in clause (ii) of this paragraph, and (ii) notwithstanding anything to the contrary in the Credit Agreement, any other Credit Document or any other agreement or document, including without limitation Sections 2.2(c), (d) and (e) of the Credit Agreement, none of the Lenders other than U.S. Bank National Association shall be deemed thereafter to have purchased a risk participation in the Letters of Credit set forth on Schedule 3.2(i) attached hereto (the “IRB LOCs”) or to have any reimbursement or mandatory loan funding obligations with respect to the IRB LOCs, and the term “LOC Obligations” as used in clause (i) of this paragraph shall mean LOC Obligations arising only with respect to the Letters of Credit set forth on Schedule 3.2(ii) attached hereto.

ARTICLE IV

MISCELLANEOUS

        4.1      Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that:

(a) Authorization; Enforceability. The making, execution and delivery of this Agreement, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Agreement is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(b) Absence of Conflicting Obligations. The making, execution and delivery of this Agreement, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

        4.2      Release of Collateral. Upon delivery of the Cash Collateral to the Agent pursuant to Section 3.1 of this Agreement, (a) the Lenders consent to the release of their Liens on the Collateral other than the Cash Collateral, (b) the Subsidiary Security Agreement, the Aircraft Security Agreement, the Parent Pledge Agreement, and the Subsidiary Pledge Agreement shall be automatically terminated and of no further force and effect, and (c) the Lenders authorize and direct the Agent to execute and deliver promptly all such documents and take promptly all such actions as the Borrower may reasonably request to accomplish or facilitate the release of their Liens in the Collateral other than the Cash Collateral, including without limitation the execution and delivery, pursuant to the Borrower’s reasonable instructions, of such satisfactions, terminations and releases of liens, or such authorizations regarding the same, as the Borrower may reasonably request.

        4.3      Survival. All agreements, representations and warranties made in this Agreement or in any documents delivered pursuant to this Agreement shall survive the execution of this Agreement and the delivery of any such document.

        4.4      Governing Law. This Agreement shall be governed by the laws of the State of Wisconsin (without regard to choice of law principles).

        4.5      Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

        4.6      Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        4.7      Conditions to Effectiveness. This Agreement shall become effective as of the date hereof upon the satisfaction of each the following conditions precedent:

(a) The Agent shall have received a fully-executed copy of this Agreement, executed by each of the Borrower, the Lenders and the Agent; and

(b) The Agent shall have received a fully-executed copy of a Reaffirmation of Guaranty in the form attached hereto, executed by each of the Guarantors.

        4.8      Costs and Expenses. Without limiting any provisions of the Credit Agreement or any of the prior Amendments thereto relating to the payment of fees and expenses by Borrower, Borrower shall pay promptly all costs and expenses of the Agent incurred in connection with this Agreement, including fees and expenses of the Agent’s legal counsel.

        4.9      Ratification. The Credit Agreement (as partially terminated by this Agreement), the other Credit Documents (except as terminated by Section 4.2 of this Agreement) and all other documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The remaining provisions of the Credit Agreement shall, together with this Agreement, be read and construed as a single agreement. All references in the Credit Agreement, the other Credit Documents and any related agreement or instrument shall hereafter refer to the Credit Agreement as partially terminated hereby.

        4.10      No Other Agreements. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Agent to grant any similar or other future waivers or amendments of any of the remaining terms and conditions of the Credit Agreement or the other Credit Documents.

        4.11      Release. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors acknowledge and agree that: (a) they do not have any claim or cause of action against the Agent or any of the Lenders (or any of their respective directors, officers, employees or agents); (b) they do not have any offset right, counterclaim or defense of any kind against any of their obligations, indebtedness or liabilities to the Agent and the Lenders; and (c) each of the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent’s or the Lenders’rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Guarantors unconditionally release, waive and forever discharge (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any of the Lenders to the Borrower or any Guarantor, except the obligations to be performed by the Agent and the Lenders as expressly stated in the Credit Agreement, as amended hereby, and the other Credit Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against the Agent or any of the Lenders or any of their directors, officers, employees or agents, in either case (i) or (ii) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Agreement. Except as prohibited by law, the Borrower and the Guarantors hereby waive any right they may have to claim or recover in any litigation involving the Agent or any of the Lenders, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and the Guarantors (A) certify that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers, releases and discharges, and (B) acknowledge that the Agent and the Lenders have been induced to enter into this Agreement by, among other things, the waivers, releases, discharges and certifications contained herein. The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MIDWEST EXPRESS HOLDINGS, INC.
By:

Title:

U.S. BANK NATIONAL ASSOCIATION, in its capacity as Agent and as a Lender
By:

Title:

M&I MARSHALL & ILSLEY BANK
By:

Title:

BANK ONE, NA (Main Office Chicago)
By:

Title:

REAFFIRMATION OF GUARANTY

        Each of the undersigned (each a “Guarantor”) executed a Subsidiary Guaranty (each a “Guaranty”) dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the “Borrower”) to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (as amended from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders and U.S. Bank National Association, as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges and consents to the Partial Termination, Consent and Cash Collateral Agreement of even date herewith (the “Agreement”) and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the remaining provisions of the Credit Agreement and the related agreements. Further, each Guarantor expressly agrees that it shall be irrevocably bound by the provisions of the Release set forth in Section 4.11 of the Agreement.

      Dated as of October ___, 2003.

MIDWEST AIRLINES, INC.
By:

Title:

SKYWAY AIRLINES, INC.
By:

Title:

MIDWEST EXPRESS SERVICES - OMAHA, INC.
By:

Title:

MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.
By:

Title:

YX PROPERTIES, LLC
By:

Title:

SCHEDULE 3.2(i)

IRB LETTERS OF CREDIT

Applicant	Beneficiary	LOC Number	LOC Balance US$	Expiry

Astral Aviation, Inc. (nka Skyway Airlines, Inc.)	U.S. Bank NA	SLCW 124375	$6,403,353.00	4/15/2004
Midwest Express Airlines, Inc. (nka Midwest Airlines, Inc.)	U.S. Bank NA	SLCW 121576	$8,021,951.00	8/15/2004

SCHEDULE 3.2(ii)

NON-IRB LETTERS OF CREDIT

Applicant	Beneficiary	LOC Number	LOC Balance US$	Expiry

Astral Aviation, Inc. (nka Skyway Airlines, Inc.)	Greater Toronto Airports	SLCW 121498	$15,977.87*	1/3/2004
	Kenton County Airport BOA	SLCW 121569	$3,500.00	7/15/2004
	Metropolitan Nashville	SLCW 121556	$8,200.00	6/4/2004
Midwest Express	AIG Aviation	SLCNMIL 00427	$935,000.00	1/30/2004
	City of Los Angeles	SLCW 121511	$93,000.00	2/28/2004
	San Francisco Intl Airport	SLCW 121524	$30,922.00	3/15/2004
	Swissport Fueling, Inc.	SLCW 121584	$10,000.00	12/12/2003

* Can $21,000.000 reset monthly